UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   September 10, 2018

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.                                        Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the Special Meeting of Stockholders of Cogent Communications Holdings, Inc. (the “Company”) held on September 10, 2018 (the “Special Meeting”), upon the recommendation of the Board of Directors of the Company (the “Board”), the stockholders of the Company  approved  the Amended and Restated Bylaws of the Company (the “Bylaws”) for the sole purpose of amending Section 12 of the Bylaws to increase the size of the Board to seven (7) directors from six (6) directors. A copy of the Amended and Restated Bylaws, effective as of September 10, 2018, is attached hereto as Exhibit 3.2.

The foregoing description of the Bylaws, as amended, is qualified in its entirety by the text of the Bylaws filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Of 46,506,135 shares of common stock of the Company outstanding and authorized to vote at the Special Meeting as of the record date of July 13, 2018, 40,021,923 shares of common stock, representing approximately 86.06% of the outstanding shares entitled to vote, were present in person or represented by proxy, constituting a quorum to conduct business.

At the Special Meeting, stockholders considered one proposal to approve the Bylaws, as described in Item 5.03 above and in more detail in the definitive proxy statement filed by the Company with the Securities Exchange Commission on July 19, 2018.

Stockholders approved the proposal, voting as follows: FOR: 39,912,284; AGAINST: 12,199; ABSTAIN: 97,440.    There were no broker non-votes.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Cogent Communications Holdings, Inc. dated September 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

September 10, 2018	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer